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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 2, 2003

SCHOLASTIC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-19860 (Commission File Number)	13-3385513 (IRS Employer Identification No.)
557 Broadway, New York, New York (Address of principal executive offices)	10012 (Zip Code)

Registrant's telephone number, including area code (212) 343-6100

SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 3, 2003

Item 5. Other Events

        On April 2, 2003, Scholastic Corporation (the "Company") announced that it had sold $175 million aggregate principal amount of 5% senior unsecured notes due April 15, 2013 in a private offering.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit Number	Description of Document
99.1	Press release of Scholastic Corporation, dated April 2, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOLASTIC CORPORATION (Registrant)
Date: April 3, 2003	By:	/s/ KEVIN J. MCENERY Kevin J. McEnery Executive Vice President & Chief Financial Officer

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SCHOLASTIC CORPORATION
CURRENT REPORT ON FORM 8-K, DATED APRIL 3, 2003
EXHIBIT INDEX

Exhibit Number	Description of Document
Exhibit 99.1	Press release of Scholastic Corporation,dated April 2, 2003.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
SCHOLASTIC CORPORATION CURRENT REPORT ON FORM 8-K, DATED APRIL 3, 2003 EXHIBIT INDEX